Item 77 Q(1)(g) - Copies of agreements relevant to Sub-Item 77M

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Stonebridge Small-Cap Growth Fund, Stonebridge Funds Trust, on behalf of Stonebridge Small-Cap Growth Fund, and Stonebridge Capital Management, Inc., is incorporated herein by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14, filed on November 19, 2012, accession number:  0001193125-12-475824.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Stonebridge Small-Cap Growth Fund, Stonebridge Funds Trust, on behalf of Stonebridge Institutional Small-Cap Growth Fund, and Stonebridge Capital Management, Inc. , is incorporated herein by reference to Exhibit (4)(b) to Registrant’s Registration Statement on Form N-14, filed on November 19, 2012, accession number: 0001193125-12-475824. Since the filing thereof, the agreement has been signed by Edmund J. Burke.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Emerald Banking and Finance Fund, Forward Funds, on behalf of Forward Banking and Finance Fund, and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Exhibit (4)(a) to Registrant’s Registration Statement on Form N-14, filed on December 23, 2011, accession number:  0001193125-11-350967.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Emerald Growth Fund, Forward Funds, on behalf of Forward Growth Fund, and Emerald Mutual Fund Advisers Trust is incorporated herein by reference to Exhibit (4)(b) to Registrant’s Registration Statement on Form N-14, filed on December 23, 2011, accession number:  0001193125-11-350967.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of RiverFront Long-Term Growth Fund, Baird Funds, Inc., on behalf of RiverFront Long-Term Growth, ALPS Advisors, Inc. and Robert W. Baird & Co. Incorporated, incorporated herein by reference to Exhibit (4) to Registrant’s Registration Statement on Form N-14, filed on June 25, 2010, accession number:  0001193125-10-146944.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Clough China Fund, Old Mutual Funds I, on behalf of Old Mutual China Fund, ALPS Advisors, Inc. and Old Mutual Capital, Inc., incorporated herein by reference to Exhibit (4) to Registrant’s Registration Statement on Form N-14, filed on August 20, 2009, accession number:  0001104659-09-050838.

Form of Agreement and Plan of Reorganization among Registrant, on behalf of Activa Value Fund, Activa Mutual Fund Trust, on behalf of Activa Value Fund, and ALPS Advisors, Inc., incorporated herein by reference to Exhibit (4) to Registrant’s Registration Statement on Form N-14, filed on June 12, 2009, accession number:  0001047469-09-006302.